China Contribution Plan	12 Months Ended
Dec. 31, 2025
China Contribution Plan [Abstract]
CHINA CONTRIBUTION PLAN

Note 15 - CHINA CONTRIBUTION PLAN

The Company participates in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, and medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; and the Company has no further commitments beyond their monthly contributions. For the years ended December 31, 2025, 2024 and 2023, the Company contributed a total of $621,311, $533,622 and $480,673, respectively, to these funds.